UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Global Net Lease, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 265-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 below, the stockholders of Global Net Lease, Inc. (the “Company”) approved the 2025 Omnibus Incentive Compensation Plan of Global Net Lease, Inc. (the “2025 Incentive Plan”) at the 2025 annual meeting of stockholders (the “Annual Meeting”) on May 22, 2025. The material terms of the 2025 Incentive Plan have been previously reported by the Company and may be found in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2025 (the “Proxy Statement”) under the heading “Proposal No. 4: Approval of the 2025 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.” The 2025 Incentive Plan was approved by the Company’s Board of Directors (the “Board”) on April 2, 2025, subject to stockholder approval, and became effective with such stockholder approval on May 22, 2025.

The description of the 2025 Incentive Plan in the Proxy Statement is qualified in its entirety by reference to the actual terms of the 2025 Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Awards under the 2025 Incentive Plan may be made in the form of restricted shares, restricted stock units, stock options, stock appreciation rights, performance awards (which may be either performance share units, performance units, or performance-based restricted stock), awards of shares not subject to forfeiture or other conditions, LTIP Units and other equity awards. Copies of the Form of Non-Employee Director Restricted Stock Unit Agreement, the Form of Restricted Stock Unit Agreement (Form A), the Form of Restricted Stock Unit Agreement (Form B, applicable only to awards for Mr. Edward M. Weil, Jr., the Company’s Chief Executive Officer and President, and Mr. Jesse Galloway, the Company’s Executive Vice President and General Counsel), the Form of Performance Stock Unit Agreement (Form A) and the Form of Performance Stock Unit Agreement (Form B, applicable to only to awards for Mssrs. Weil and Galloway), each as may be used under the 2025 Incentive Plan, are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2025, the Board approved an amendment to the Company’s charter, to increase the number of authorized shares of stock of the Company to 440,000,000 shares, of which (i) 400,000,000 shall be designated as common stock, $0.01 par value per share, and (ii) 40,000,000 shall be designated as preferred stock, $0.01 par value per share (the “Charter Amendment”). The Charter Amendment was filed with the State Department of Assessments and Taxation of Maryland on May 23, 2025 and became immediately effective upon acceptance for record.

The Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 22, 2025. The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of ten directors to hold office until the 2026 annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Edward M. Weil, Jr.	153,522,848	4,496,086	32,164,239
Dr. M. Therese Antone	153,653,203	4,365,731	32,164,239
Lisa D. Kabnick	154,539,826	3,479,108	32,164,239
Robert I. Kauffman	154,612,336	3,406,598	32,164,239
Leslie D. Michelson	153,536,533	4,482,401	32,164,239
Michael J.U. Monahan	155,629,581	2,389,353	32,164,239
Stanley R. Perla	155,462,470	2,556,464	32,164,239
P. Sue Perrotty	123,676,773	34,342,161	32,164,239
Edward G. Rendell	153,175,125	4,843,809	32,164,239
Leon C. Richardson	156,764,960	1,253,974	32,164,239

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
188,813,715	953,678	415,780	-

Proposal 3: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Annual Meeting:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
145,678,275	11,601,777	738,882	32,164,239

Proposal 4: Approval of the 2025 Incentive Plan:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
135,347,644	21,966,772	704,518	32,164,239

No other matters were considered or voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment of Global Net Lease, Inc., effective May 23, 2025.
10.1+	2025 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.
10.2+	Form of Non-Employee Director Restricted Stock Unit Agreement
10.3+	Form of Restricted Stock Unit Agreement (Form A)
10.4+	Form of Restricted Stock Unit Agreement (Form B)
10.5+	Form of Performance Stock Unit Agreement (Form A)
10.6+	Form of Performance Stock Unit Agreement (Form B)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

+ Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date:	May 27, 2025	By:	/s/ Edward M. Weil, Jr.
		Name:	Edward M. Weil, Jr.
		Title:	Chief Executive Officer and President (Principal Executive Officer)